Exhibit 10(g)

WD-40 COMPANY

SERIES C SENIOR NOTE

No. C-1CUSIP PPN:  92968* AC1

ORIGINAL PRINCIPAL AMOUNT:  $21,000,000

ORIGINAL ISSUE DATE:  September 30, 2020

INTEREST RATE:  2.69%

INTEREST PAYMENT DATES:  Semi-annually on each May 15 and November 15, beginning on May 15, 2021

FINAL MATURITY DATE:  November 15, 2030

PRINCIPAL PREPAYMENT DATES AND AMOUNTS:  N/A

FOR VALUE RECEIVED, the undersigned, WD-40 COMPANY (herein called the “Company”), a corporation organized under the laws of the State of Delaware, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of TWENTY-ONE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on the Final Maturity Date specified above and on each Interest Payment Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) at a rate per annum from time to time equal to the Default Rate (x) on any overdue payment of interest, and (y) during the continuance of an Event of Default on such unpaid principal balance, any overdue payment of interest and any overdue payment of any Make-Whole Amount, in the case of each of clause (x) and (y), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at JPMorgan Chase Bank, New York, New York or at such other place as the holder hereof shall designate to the Company in writing as provided in the Agreement referred to below.

This Note is one of a series of senior notes (herein called the “Notes”) issued pursuant to a Note Purchase and Private Shelf Agreement, dated as of November 15, 2017 (as from time to time amended, restated, supplemented or otherwise modified, the “Agreement”), between the Company, on the one hand, and the other Persons party thereto, on the other hand, and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Agreement and (ii) made the representation set forth in Section 6.2 of the Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is [also] subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

WD-40 COMPANY

By:	/s/ JAY W. REMBOLT
Name:	Jay W. Rembolt
Title:	Chief Financial Officer

WD-40 COMPANY

SERIES C SENIOR NOTE

No. C-2CUSIP PPN:  92968* AC1

ORIGINAL PRINCIPAL AMOUNT:  $5,000,000

ORIGINAL ISSUE DATE:  September 30, 2020

INTEREST RATE:  2.69%

INTEREST PAYMENT DATES:  Semi-annually on each May 15 and November 15, beginning on May 15, 2021

FINAL MATURITY DATE:  November 15, 2030

PRINCIPAL PREPAYMENT DATES AND AMOUNTS:  N/A

FOR VALUE RECEIVED, the undersigned, WD-40 COMPANY (herein called the “Company”), a corporation organized under the laws of the State of Delaware, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of FIVE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on the Final Maturity Date specified above and on each Interest Payment Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) at a rate per annum from time to time equal to the Default Rate (x) on any overdue payment of interest, and (y) during the continuance of an Event of Default on such unpaid principal balance, any overdue payment of interest and any overdue payment of any Make-Whole Amount, in the case of each of clause (x) and (y), payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at JPMorgan Chase Bank, New York, New York or at such other place as the holder hereof shall designate to the Company in writing as provided in the Agreement referred to below.

This Note is one of a series of senior notes (herein called the “Notes”) issued pursuant to a Note Purchase and Private Shelf Agreement, dated as of November 15, 2017 (as from time to time amended, restated, supplemented or otherwise modified, the “Agreement”), between the Company, on the one hand, and the other Persons party thereto, on the other hand, and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Agreement and (ii) made the representation set forth in Section 6.2 of the Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this

Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is [also] subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

WD-40 COMPANY

By:	/s/ JAY W. REMBOLT
Name:	Jay W. Rembolt
Title:	Chief Financial Officer